UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

PROFILE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29196 (Commission File Number)	91-1418002 (I.R.S. Employer Identification No.)

2 Park Avenue, Suite 201 Manhasset, NY	11030
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (516) 365-1909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 29, 2011, Profile Technologies, Inc. (the “Company”) was notified that it has been named as a nominal defendant in a purported derivative lawsuit filed on March 25, 2011 by stockholder John DeWees on behalf of the Company in the New York Supreme Court, County of Nassau (Index No. 600153/2011), against the Company’s directors and executive officers and the Company’s registered broker. Among other things, the suit alleges various breaches of fiduciary and other duties, and seeks recovery of unspecified damages and other relief.  The Company believes the lawsuit is without merit and intends to vigorously defend against it.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Profile Technologies, Inc.

By:	/s/Richard Palmer
Richard Palmer
President

Date: March 30, 2011